Purchase Order

GLOBAL BIT VENTURES

Global Bit Ventures Inc
2 Burlington Woods Dr, Suite 100
Burlington, MA 01803

Date: 9/27/2017
P.O. #: 2017001

Vendor
CIARA Technologies
9300 Transcanada
St-Laurent, QC, H4S 1K5
Canada
514-798-8880

Ship to

Qty	Item #	Description	Unit Price	Line Total
1000.00		Mining Server 5 x RX570 + 8 x 1060	$ [redacted]	$ [redacted]
		Description in Quote # 170926-1558 JA		
63.00		Shelving units	[redacted]	[redacted]
500.00		Power Distribution Unit (PDU)	[redacted]	[redacted]
1000.00		GPU rack	[redacted]	[redacted]
45.00		NEATGEAR ProSAFE Switch	[redacted]	[redacted]
2000.00		Power Cords C13 to C14	[redacted]	[redacted]

Subtotal	$ [redacted]
Sales Tax	[redacted]
Sales Tax	[redacted]
Total	$ [redacted]

1. Please send two copies of your invoice.
2. Enter this order in accordance with the prices, terms, delivery method, and specifications listed above.
3. Please notifiy us immediately if you are unable to ship as specified.
4. Send all correspondence to (email preferred):

Jesse Sutton
Jesse@globalbitventures.com
2 Burlington Woods Dr, Suite 100
Burlington, MA 01803

Date

Purcahser Signature

Seller Signature